MML Equity Index Fund – Letter to Shareholders
To Our Shareholders

[PHOTO]

“The advances in the market indices were primarily fueled by a narrow group of technology stocks, while the majority of stocks did not perform nearly as well.”
February 1, 2000

MassMutual Consolidates Investment Expertise

Before reviewing the year just ended, I would like to pass along some exciting news about MassMutual. During the past year, we recently formed the Financial Services Group (“FSG”) which took responsibility for managing and administering the MML Series Investment Fund (the “Funds ”). FSG has resulted in the integration of MassMutual’s asset accumulation and retirement products—allowing us to leverage our investment and service expertise and resources to clients of our MassMutual Retirement Services, MassMutual Annuities, MassMutual Variable Life and Institutional Life Insurance businesses.

As part of our responsibility for managing the Funds, we have elected new officers of the Funds who come from our various business units. They not only have investment experience, but also bring to the Funds a comprehensive understanding of the business products through which we market the Funds. I have recently been elected as President and Trustee of the Funds.

We have also broadened our line up of investment managers for the Funds. We believe this will give us the best opportunity to provide investors with the widest choice from among the highest regarded and diverse investment managers across all asset classes. We endeavor to retain investment managers that provide top-notch portfolio management, and conduct extensive due diligence before we select those managers. Then we use an independent consulting firm to assist us in monitoring each manager and the Funds they manage.

In that regard, we also take pleasure in announcing that MassMutual has recently consolidated all its portfolio management operations into its subsidiary, David L. Babson and Company Incorporated. The new entity, which will continue to do business under the David L. Babson name, has assets under management of approximately $70 billion. Stu Reese, the Funds’ former president, has been named Chief Executive Officer of David L. Babson. Mr. Reese, who remains MassMutual’s Chief Investment Officer, will remain as Chairman of the Board of Trustees. In connection with that reorganization, MassMutual has retained David L. Babson as investment sub-adviser to the MML Money Market, MML Managed Bond and MML Blend Funds. We want to emphasize that the same portfolio managers will continue to manage those Funds and there will be no change in the level of services, nor has there been an increase in the management fees charged. David L. Babson will continue to serve as manager for the MML Equity and MML Small Cap Value Equity Funds.

With these changes in the management of the Funds, we believe we will be better able to service our existing clients by offering a full range of financial products to both individual and institutional investors. Stu and I look forward to continuing MassMutual’s tradition of excellent service to our clients and encourage you to contact your service representative or us if you have any questions about our new organizational changes.

Another Banner Year for the U.S. Economy

Nineteen ninety-nine will be remembered as a year that came in like a lamb and went out like a lion, at least in terms of expectations for the U.S. economy. At the beginning of the year, forecasts for 1999 were cautious in the wake of 1998’s credit crunch. Growth, however, continued apace, with real GDP for 1999 estimated to have increased by roughly 4.0%, a truly impressive achievement coming so late in this durable economic expansion that began in the summer of 1991. Equally impressive was the fact that, despite sharply higher energy prices, inflation remained subdued, as evidenced by a CPI that averaged around 2.5% during the year.

The U.S. dollar held its own against the Japanese yen while gaining substantially against the euro, briefly trading at parity with the latter. A strong dollar helped attract investment capital to U.S. stock and bond markets even as it exacerbated the nation’s trade deficit. On the fiscal side, the United

(Continued)

States recorded its second consecutive budget surplus in fiscal year 1999, with another surplus forecast for the current fiscal year ending in October, 2000. Clearly, 1999 was another year in which the economy was fundamentally in great shape.

Interest Rates Continue Upward Trend

Along with stronger-than-expected growth in the economy, another important theme for 1999 was rising interest rates. The Federal Reserve Board waited until mid-year, when evidence of robust economic growth was undeniable, to implement the first rate hike of the year. Other increases followed in August and November, and the closely watched federal funds rate ended the year at 5.50%, 75 basis points higher than where it began. With the three increases, the Fed reversed the three cuts made in the fall of 1998, taking rates back to their pre-crisis levels, which were still toward the low end of their recent historical range.

As concerns grew during the year about an overheating economy and a possible return of inflation, intermediate and long-term interest rates also rose. The 30-year Treasury bond, for example, climbed almost 140 basis points to finish the year at 6.48%, while securities in the two to ten year range saw even steeper rises. Rising rates and a flatter yield curve made it a difficult year for fixed-income investors, with most high-quality bond managers seeing negative returns for the year. In general, spread product —fixed-income investments offering a yield premium to Treasuries —performed better than Treasuries. Spreads began the year at relatively wide levels and subsequently narrowed, partially offsetting the effects of higher rates. Investments in high-yield or emerging-market securities, which normally carry the widest spreads because of their higher risk, provided the strongest performance, typically generating positive single-digit returns. In addition, investments at the short end of the yield curve managed low single-digit returns since they were less affected by climbing rates.

Technology Stocks Shine

U.S. stocks kept investors guessing in the first half of the year, as responsibility for market leadership shifted from growth stocks in the first quarter to cyclicals and value shares in the second. In the second half, however, interest faded in virtually everything but technology. Particularly in the fourth quarter, investors threw caution to the wind and piled into their favorites—especially Internet stocks —seemingly without regard to earnings prospects, driving the technology-heavy NASDAQ Composite Index to an astonishing gain of 85.6% for the year. Interest was spread among large-cap favorites and small-cap newcomers. The IPO market sizzled, with many stocks seeing huge gains in their first few days of trading.

Other popular benchmarks, which have become increasingly technology-sensitive in the past few years, posted returns that were modest by comparison but still impressive, and all of them finished at or near their all-time highs. The venerable Dow Jones Industrial Average gained 25.2%, while the Standard & Poor’s 500 Index notched a return of 21.04%. That made it an unprecedented five straight years of returns in excess of 20% for the S&P 500. International stocks also did well in 1999, as many overseas economies experienced stronger growth after a period of lackluster performance, or, in the case of Japan, negative growth. The Y2K phenomenon, much discussed throughout the year, appeared to have minimal effects on worldwide equity and debt markets as the year wound down.

Of considerable concern to many investors, however, was the narrowness of the stock market rally. The lack of breadth was evident in the fact that over 70% of stocks listed on the New York Stock Exchange had negative returns for the year, while over 50% of NASDAQ stocks lost value in 1999. In this environment, value-oriented funds struggled because their investment style, which emphasizes growth at a reasonable price, prevented them from owning the richly valued market leaders.

Looking Ahead

Interest rates should continue to be a prime concern for investors in the coming months. Despite three increases by the Fed in 1999, consensus estimates favor at least one more hike in the first

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quarter. More than likely, though, we are close to seeing some kind of temporary plateau in interest rates. For one thing, the economy is already showing signs of slowing. Another consideration is that changes in interest rates are typically not fully reflected in the economy until a number of months after they are made. With three increases in the last seven months of 1999, we can expect the Fed to become increasingly cautious over the short term about further rate hikes. Finally, since 2000 is a presidential election year, we look for the Fed to keep short-term rates relatively stable in the second half of the year. In summary, we expect 2000 to offer a reasonably positive backdrop for U.S. investment markets, especially the latter half of the year, when we are likely to see a modestly slowing but still healthy economy and more stable interest rates.

We would not be surprised to see European economic growth surpass that of the United States in the new year. As growth accelerates in Europe, interest rates should rise, drawing greater flows of investment capital and boosting the value of the euro, which is already trading at very oversold levels. Thus, we look for European investments, especially equities, to offer attractive opportunities in 2000.

The markets of 1999 have once again demonstrated the importance of diversification. Large-cap and small-cap, growth and value, domestic and international stocks all have their periods of dominance, but these periods are difficult to predict in advance. A properly diversified investment plan will include elements from all of those categories and, history suggests, achieve better returns with less risk in the long run.

/s/    John V. Murphy
John V. Murphy
President
MML Series Investment Fund

MML Equity Index Fund Portfolio Review

For the year ending December 31, 1999, the portfolio realized a total return of 20.32%, while the Standard & Poor’s 500 Composite Index had a total return of 21.04%. The fund’s return reflects changes in the net asset value per share without the deduction of any insurance product charges. The inclusion of these charges would have reduced the performance shown here. Past performance is no indication of future results.

The portfolio is designed to replicate the large capitalization United States equity market as it is represented by the S&P 500 Composite Index for the same period. Large capitalization equities had a strong year, posting results similar to those of mid capitalization stocks, while outperforming small capitalization stocks. The best performing sectors in the S&P 500 Index for the year were Technology, Basic Materials and Communication Services.

As a portfolio that mirrors the holdings of an existing stock index, we will continue to make the appropriate changes in accordance with the portfolio’s investment objective.

Growth of a $10,000 Investment

Hypothetical Investments in MML Equity Index Fund and the Standard & Poor’s 500 Composite Index

MML Series Investment Fund
Total Return
	One Year	Since Inception
	12/31/98 - 12/31/99	5/1/97 - 12/31/99

MML Equity Index Fund	20.32%	26.93%

Standard & Poor’s 500 Composite Index	21.04%	27.40%
GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION
[CHART]

                         MML Equity Index Fund          S&P 500 Composite Index
                         ---------------------          -----------------------

           5/1/97              10,000                           10,000
          6/30/97              11,080                           11,084
         12/31/97              11,381                           12,257
          6/30/98              11,746                           14,428
         12/31/98              14,246                           15,759
          6/30/99              15,946                           17,711
         12/31/99              17,142                           19,076

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Standard & Poor ’s 500 Composite Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors.

MML Equity Index Fund

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999

ASSETS

Investments at value (See Schedule of Investments) (Note 2)

Equities (Identified cost: $70,557,118)	$92,246,105

Short-term investments (Identified cost: $3,971,067)	3,971,147

Total investments	96,217,252

Cash	21,888

Receivable for investment securities sold	8,492

Interest and dividends receivable	94,556

Variation margin on futures contracts	8,925

Reimbursement receivable	29,698

Total assets	96,380,811

LIABILITIES

Payable for investment securities purchased	57,157

Distributions payable	1,130,310

Investment management fee payable (Note 3)	128,501

Trustees’ fee payable	1,083

Audit fee payable	8,499

Other payables	6,000

Total liabilities	1,331,550

NET ASSETS	$95,049,261

Net assets consist of:

Series shares, (par value $.01 per share) (Note 5)	$ 52,424

Additional paid-in capital	73,322,520

Distributions in excess of net realized gain on investments	(82,710)

Net unrealized appreciation on investments (Note 7)	21,757,027

NET ASSETS	$95,049,261

Outstanding series shares	5,242,380

Net asset value per share	$ 18.13

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund

STATEMENT OF OPERATIONS
For the Year Ended December 31, 1999

Investment income (Note 2)

Dividends	$ 659,985

Interest	96,905

Total income	756,890

Expenses

Investment management fee (Note 3)	212,438

Trustees’ fees	17,272

Audit fees	29,864

Other expenses	8,303

Total expenses	267,877

Net investment income (Note 2)	489,013

Net realized and unrealized gain on investments

Net realized gain on investments (Note 2)	581,500

Net change in unrealized appreciation on investments (Note 2)	10,753,807

Net gain	11,335,307

Net increase in net assets resulting from operations	$11,824,320

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 1999	For the Year Ended December 31, 1998

From Operations:

Net investment income	$ 489,013	$ 297,195

Net realized gain on investments	581,500	255,853

Net change in unrealized appreciation on investments	10,753,807	6,831,658

Net increase in net assets resulting from operations	11,824,320	7,384,706

Distributions to shareholders from: (Note 2)

Net investment income	(491,028)	(296,748)

Net realized gains on investments	(686,989)	(239,134)

Decrease in net assets from distributions to shareholders	(1,178,017)	(535,882)

Net increase in capital share transactions (Note 5)	48,333,681	5,018,690

Total increase	58,979,984	11,867,514

NET ASSETS, at beginning of the year	36,069,277	24,201,763

NET ASSETS, at end of the year	$95,049,261	$36,069,277

Undistributed net investment income included in net assets at end of the year	$ -	$ 682

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund

FINANCIAL HIGHLIGHTS

Selected per share data for the series shares outstanding throughout:

	For the Year Ended December 31, 1999	For the Year Ended December 31, 1998	For the Period May 1, 1997 (Commencement of Operations) through December 31, 1997*

Net asset value: Beginning of year/period	$15.260	$12.080	$10.000

Income from investment operations:

Net investment income	0.093	0.128	0.092

Net realized and unrealized gain on investments	3.006	3.284	2.101

Total from investment operations	3.099	3.412	2.193

Less distributions:

Dividends from net investment income	(0.094)	(0.128)	(0.092)

Distribution from net realized gains	(0.135)	(0.104)	(0.021)

Total distributions	(0.229)	(0.232)	(0.113)

Net asset value: End of year/period	$18.130	$15.260	$12.080

Total return***	20.32%	28.22%	21.39%	**

Net assets (in millions):	$ 95.05	$ 36.07	$ 24.20

Ratio of expenses to average net assets:

Before expense waiver	0.50%	0.60%	0.43%	**

After expense waiver	-	0.50%	-

Ratio of net investment income to average net assets:

Before expense waiver	0.92%	0.91%	0.80%	**

After expense waiver	-	1.01%	-

Portfolio turnover rate	2.68%	5.19%	2.00%	**

      * The Fund commenced operations on May 1, 1997.
      ** Percentages represent results for the period and are not annualized.
***
Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund

SCHEDULE OF INVESTMENTS
December 31, 1999

	Number of Shares	Market Value (Note 2)

EQUITIES - 97.05%

Advertising - 0.26%
Interpublic Group of Companies, Inc.	2,100	$ 121,144
Omnicom Group, Inc.	1,300	130,000

		251,144

Aerospace & Defense - 0.65%
Boeing Company	7,010	291,353
General Dynamics Corporation	1,500	79,125
Goodrich (B.F.) Company	800	22,000
Northrop Grumman Corporation	500	27,031
Raytheon Company, Class B	2,500	66,406
Textron, Inc.	1,100	84,356
TRW, Inc.	900	46,744

		617,015

Agribusiness - 0.06%
Archer-Daniels-Midland Company	4,523	55,124

Apparel, Textiles & Shoes - 0.83%
Claiborne (Liz), Inc.	400	15,050
Gap, Inc.	6,387	293,802
Kohl’s Corporation*	1,200	86,625
NIKE, Inc., Class B	2,100	104,081
Nordstrom, Inc.	1,000	26,188
Reebok International Ltd*	300	2,456
Russell Corporation	200	3,350
Sara Lee Corporation	6,800	150,025
Springs Industries, Inc.	200	7,988
The Limited, Inc.	1,600	69,300
V.F. Corporation	900	27,000

		785,865

Automotive & Parts - 1.20%
Dana Corporation	1,185	35,476
Delphi Automotive Systems Corporation	4,217	66,418
Ford Motor Company	9,000	480,938
General Motors Corporation	4,800	348,900
Genuine Parts Company	1,300	32,256

	Number of Shares	Market Value (Note 2)

Automotive & Parts (Continued)
Goodyear Tire & Rubber Company	1,200	$ 33,825
ITT Industries, Inc.	700	23,406
Navistar International Corporation*	500	23,688
PACCAR, Inc.	600	26,588
Pep Boys-Manny, Moe & Jack	300	2,738
Rockwell International Corporation	1,400	67,025

		1,141,258

Banking, Savings & Loans - 7.90%
AmSouth Bancorporation	2,950	56,972
Associates First Capital Corporation	5,496	150,797
Bank of America Corporation	12,827	643,755
Bank of New York Company, Inc.	5,500	220,000
Bank One Corporation	8,610	276,058
BB&T Corporation	2,500	68,437
Capital One Financial Corporation	1,500	72,281
Chase Manhattan Corporation	6,200	481,663
Citigroup, Inc.	25,267	1,403,898
Comerica, Inc.	1,150	53,691
Federal Home Loan Mortgage Corp.	5,200	244,725
Federal National Mortgage Association	7,700	480,769
Fifth Third Bancorporation	2,275	166,928
Firstar Corporation	7,372	155,733
First Union Corporation	7,396	242,681
FleetBoston Financial Corporation	6,895	240,032
Golden West Financial Corporation	1,200	40,200
Household International, Inc.	3,513	130,859
Huntington Bancshares, Inc.	1,736	41,447
KeyCorp	3,400	75,225
MBNA Corporation	5,975	162,819
Mellon Financial Corporation	3,800	129,438
Morgan (J.P.) & Company, Inc.	1,300	164,612

	Number of Shares	Market Value (Note 2)

Banking, Savings & Loans (Continued)
National City Corporation	4,600	$ 108,963
Northern Trust Corporation	1,700	90,100
PNC Bank Corporation	2,200	97,900
Providian Financial Corporation	1,050	95,616
Regions Financial Corporation	1,600	40,200
Republic New York Corporation	800	57,600
SLM Holding Corporation	1,200	50,700
SouthTrust Corporation	1,300	49,156
State Street Corporation	1,200	87,675
Summit Bancorp	1,300	39,812
SunTrust Banks, Inc.	2,400	165,150
Synovus Financial Corporation	2,100	41,738
Union Planters Corporation	1,100	43,381
U.S. Bancorp	5,431	129,326
Wachovia Corporation	1,500	102,000
Washington Mutual, Inc.	4,312	112,112
Wells Fargo Company	12,300	497,381

		7,511,830

Beverages - 2.09%
Anheuser-Busch Companies, Inc.	3,500	248,063
Brown-Forman Corporation, Class B	500	28,625
Coca-Cola Company	18,500	1,077,625
Coca-Cola Enterprises, Inc.	3,200	64,400
Coors (Adolph) Company, Class B	300	15,750
Hercules, Inc.	800	22,300
PepsiCo, Inc.	10,900	384,225
Seagram Company Ltd.	3,200	143,800

		1,984,788

Broadcasting, Publishing & Printing - 2.12%
American Greetings Corporation, Class A	500	11,813
CBS Corporation*	5,705	364,763
Clear Channel Communications, Inc.*	2,500	223,125

(Continued)
The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund

SCHEDULE OF INVESTMENTS (Continued)
December 31, 1999

	Number of Shares	Market Value (Note 2)

Broadcasting, Publishing & Printing (Continued)
Comcast Corporation, Special Class A (non-voting)	5,600	$ 283,150
Dow Jones &Company, Inc.	700	47,600
Gannett Company, Inc.	2,100	171,281
Knight-Ridder, Inc.	600	35,700
MediaOne Group, Inc.*	4,600	353,337
Meredith Corporation	400	16,675
New York Times Company, Class A	1,300	63,863
Times Mirror Company, Class A	400	26,800
Tribune Company	1,800	99,112
Viacom, Inc., Class B* (non-voting)	5,200	314,275

		2,011,494

Building Materials & Construction - 1.34%
Centex Corporation	400	9,875
Foster Wheeler Corporation	200	1,775
Home Depot, Inc.	17,250	1,182,703
Huttig Building Products, Inc.*	0	1
IKON Office Solutions, Inc.	1,100	7,494
Kaufman & Broad Home Corporation	400	9,675
McDermott International, Inc.	400	3,625
Owens Corning	400	7,725
Owens-Illinois, Inc.*	1,100	27,569
Vulcan Materials Company	700	27,956

		1,278,398

Chemicals - 1.52%
Air Products & Chemicals, Inc.	1,700	57,056
Cooper Tire & Rubber Company	600	9,337
Dow Chemical Company	1,600	213,800
duPont (E.I.) de Nemours & Company	7,775	512,178
Eastman Chemical Company	600	28,612
Engelhard Corporation	900	16,988
FMC Corporation*	200	11,463
Great Lakes Chemical Corporation	400	15,275

	Number of Shares	Market Value (Note 2)

Chemicals (Continued)
International Flavors & Fragrances, Inc.	800	$ 30,200
Monsanto Company	4,800	171,000
Occidental Petroleum Corporation	2,800	60,550
PPG Industries, Inc.	1,300	81,331
Praxair, Inc.	1,200	60,375
Rohm & Haas Company	1,684	68,518
Sealed Air Corporation*	607	31,450
Tupperware Corporation	400	6,775
Union Carbide Corporation	1,000	66,750
W.R. Grace & Company*	500	6,938

		1,448,596

Commercial Services - 0.69%
Allied Waste Industries, Inc.*	1,400	12,338
Block (H & R), Inc.	700	30,625
Cendant Corporation*	5,361	142,402
Dun & Bradstreet Corporation	1,200	35,400
Ecolab, Inc.	1,000	39,125
Equifax, Inc.	1,100	25,919
Fluor Corporation	600	27,525
Halliburton Company	3,300	132,825
Paychex, Inc.	1,800	72,000
PerkinElmer, Inc.	300	12,506
Quintiles Transnational Corp.*	900	16,819
Ryder System, Inc.	500	12,219
Service Corporation International	2,000	13,875
Waste Management, Inc.	4,632	79,613

		653,191

Communications - 12.77%
ADC Telecommunications, Inc.*	1,100	79,819
ALLTEL Corporation	2,400	198,450
Andrew Corporation*	600	11,362
AT&T Corporation	23,976	1,216,782
Bell Atlantic Corporation	11,650	717,203
BellSouth Corporation	14,100	660,056
CenturyTel, Inc.	1,000	47,375
General Instrument Corporation*	1,300	110,500

	Number of Shares	Market Value (Note 2)

Communications (Continued)
Global Crossing Holdings Ltd.*	5,645	$ 282,250
GTE Corporation	7,300	515,106
Lucent Technologies, Inc.	23,485	1,756,972
MCI WorldCom, Inc.*	21,278	1,129,037
Motorola, Inc.	4,600	677,350
Network Appliance, Inc.*	1,100	91,369
Nextel Communications, Inc.*	2,700	278,437
Nortel Networks Corporation	9,960	1,005,960
QUALCOMM, Inc.*	4,800	845,400
SBC Communications, Inc.	25,564	1,246,245
Scientific-Atlanta, Inc.	600	33,375
Sprint Corporation (FON Group)	6,500	437,531
Sprint Corporation (PCS Group)*	3,250	333,125
Tellabs, Inc.*	3,000	192,563
US West, Inc.	3,754	270,288

		12,136,555

Computer Integrated Systems Design - 1.40%
3Com Corporation*	2,600	122,200
Autodesk, Inc.	500	16,875
Cabletron Systems, Inc.*	1,400	36,400
Computer Sciences Corporation*	1,200	113,550
Parametric Technology Corporation*	2,000	54,125
Shared Medical Systems Corporation	200	10,188
Sun Microsystems, Inc.*	11,700	906,019
Unisys Corporation*	2,300	73,456

		1,332,813

Computers & Information - 5.82%
Apple Computer, Inc.*	1,200	123,375
Cisco Systems, Inc.*	24,550	2,629,919
Compaq Computer Corporation	12,692	343,477
Comverse Technology, Inc.*	500	72,375
Dell Computer Corporation*	19,000	969,000
EMC Corporation*	7,600	830,300
Gateway, Inc.*	2,400	172,950

(Continued)
The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund

SCHEDULE OF INVESTMENTS (Continued)
December 31, 1999

	Number of Shares	Market Value (Note 2)

Computers & Information (Continued)
Lexmark International Group, Inc., Class A*	1,000	$ 90,500
Seagate Technology, Inc.*	1,600	74,500
Silicon Graphics, Inc.*	1,400	13,738
Solectron Corporation*	2,200	209,275

		5,529,409

Computers & Office Equipment - 2.91%
Electronic Data Systems Corporation	3,500	234,281
Hewlett-Packard Company	7,600	865,925
International Business Machines Corporation	13,500	1,458,000
Pitney Bowes, Inc.	2,000	96,625
Xerox Corporation	5,000	113,438

		2,768,269

Containers - 0.07%
Ball Corporation	200	7,875
Bemis Company, Inc.	400	13,950
Crown Cork & Seal Company, Inc.	900	20,138
Temple-Inland, Inc.	400	26,375

		68,338

Cosmetics & Personal Care - 2.23%
Alberto-Culver Company, Class B	400	10,325
Avon Products, Inc.	1,900	62,700
Clorox Company	1,800	90,675
Colgate-Palmolive Company	4,400	286,000
Gillette Company	8,000	329,500
Kimberly-Clark Corporation	4,100	267,525
Procter & Gamble Company	9,800	1,073,713

		2,120,438

Data Processing and Preparation - 0.54%
Automatic Data Processing, Inc.	4,700	253,213
Ceridian Corporation*	1,100	23,719
Deluxe Corporation	600	16,463
First Data Corporation	3,100	152,869
IMS Health, Inc.	2,300	62,531

		508,795

	Number of Shares	Market Value (Note 2)

Electric Utilities - 1.58%
AES Corporation*	1,500	$ 112,125
Ameren Corporation	1,000	32,750
American Electric Power Company, Inc.	1,500	48,187
Carolina Power & Light Company	1,200	36,525
Central & South West Corporation	1,600	32,000
Cinergy Corporation	1,200	28,950
CMS Energy Corporation	900	28,069
Consolidated Edison, Inc.	1,700	58,650
Constellation Energy Group	1,100	31,900
Dominion Resources, Inc.	1,400	54,950
DTE Energy Company	1,100	34,512
Duke Energy Corporation	2,722	136,440
Edison International	2,600	68,087
Entergy Corporation	1,800	46,350
FirstEnergy Corporation	1,700	38,569
Florida Progress Corporation	700	29,619
FPL Group, Inc.	1,300	55,656
GPU, Inc.	900	26,944
New Century Energies, Inc.	900	27,337
Niagara Mohawk Holdings, Inc.*	1,400	19,512
Northern States Power Company	1,200	23,400
PECO Energy Company	1,400	48,650
PG&E Corporation	2,900	59,450
Pinnacle West Capital Corporation	600	18,338
PP&L Resources, Inc.	1,100	25,163
Public Service Enterprise Group, Inc.	1,600	55,700
Reliant Energy, Inc.	2,199	50,302
Sempra Energy	1,751	30,424
Southern Company	5,000	117,500
Texas Utilities Company	2,045	72,725
Unicom Corporation	1,600	53,600

		1,502,384

Electrical Equipment & Electronics - 8.05%
Adaptec, Inc.*	800	39,900
Advanced Micro Devices, Inc.*	1,100	31,831
Analog Devices, Inc.*	1,300	120,900

	Number of Shares	Market Value (Note 2)

Electrical Equipment & Electronics (Continued)
Emerson Electric Company	3,300	$ 189,337
General Electric Company	24,600	3,806,850
Honeywell International, Inc.	5,887	339,635
Intel Corporation	25,000	2,057,812
LSI Logic Corporation*	1,100	74,250
Micron Technology, Inc.*	2,000	155,500
Molex, Inc.	1,200	68,025
National Semiconductor Corporation*	1,300	55,656
National Service Industries, Inc.	300	8,850
Texas Instruments, Inc.	6,000	581,250
Thomas & Betts Corporation	400	12,750
Xilinx, Inc.*	2,400	109,125

		7,651,671

Energy - 5.74%
Amerada Hess Corporation	700	39,725
Anadarko Petroleum Corporation	1,000	34,125
Apache Corporation	900	33,244
Ashland, Inc.	500	16,469
Atlantic Richfield Company	2,400	207,600
Burlington Resources, Inc.	1,652	54,619
Chevron Corporation	4,900	424,463
Coastal Corporation	1,600	56,700
Columbia Energy Group	600	37,950
Conoco, Inc., Class B	4,669	116,135
Consolidated Natural Gas Company	700	45,456
Eastern Enterprises	200	11,487
El Paso Energy Partners, L.P.	1,700	65,981
Enron Corporation	5,400	239,625
Exxon Mobil Corporation	25,829	2,080,834
Kerr-McGee Corporation	647	40,114
Nabisco Group Holdings Corporation	2,300	24,437
NICOR, Inc.	400	13,000
ONEOK, Inc.	200	5,025
Peoples Energy Corporation	300	10,050
Phillips Petroleum Company	1,900	89,300
Rowan Companies, Inc.*	600	13,012
Royal Dutch Petroleum Company	16,100	973,044

(Continued)
The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund

SCHEDULE OF INVESTMENTS (Continued)
December 31, 1999

	Number of Shares	Market Value (Note 2)

Energy (Continued)
Schlumberger Ltd.	4,100	$ 230,625
Sunoco, Inc.	700	16,450
Texaco, Inc.	4,100	222,681
Tosco Corporation	1,100	29,906
Transocean Sedco Forex, Inc.	2,394	80,640
Union Pacific Resources Group, Inc.	1,900	24,225
Unocal Corporation	1,800	60,412
USX-Marathon Group	2,300	56,781
Williams Companies, Inc.	3,300	100,856

		5,454,971

Entertainment & Leisure - 1.48%
Disney (Walt) Company	15,400	450,450
Eastman Kodak Company	2,400	159,000
Harrah’s Entertainment, Inc.*	1,000	26,438
Hasbro, Inc.	1,450	27,641
Mattel, Inc.	3,200	42,000
Polaroid Corporation	300	5,644
Time Warner, Inc.	9,600	695,400

		1,406,573

Financial Services - 2.17%
American Express Company	3,400	565,250
American General Corporation	1,810	137,334
Bear Stearns Companies, Inc.	856	36,594
Countrywide Credit Industries, Inc.	800	20,200
Franklin Resources, Inc.	1,900	60,919
Lehman Brothers Holdings, Inc.	900	76,219
Merrill Lynch & Company, Inc.	2,800	233,800
Morgan Stanley Dean Witter & Company	4,125	588,844
Old Kent Financial Corporation	900	31,838
Paine Webber Group, Inc.	1,100	42,694

	Number of Shares	Market Value (Note 2)

Financial Services (Continued)
Schwab (Charles) Corporation	6,150	$ 236,006
T. Rowe Price Associates, Inc.	900	33,244

		2,062,942

Foods - 1.41%
Bestfoods	2,100	110,381
Campbell Soup Company	3,200	123,800
ConAgra, Inc.	3,700	83,481
General Mills, Inc.	2,300	82,225
Heinz (H.J.) Company	2,700	107,494
Hershey Foods Corporation	1,000	47,500
Kellogg Company	3,000	92,437
Quaker Oats Company	1,000	65,625
Ralston-Ralston Purina Group	2,400	66,900
Safeway, Inc.*	3,800	135,138
SUPERVALU, Inc.	1,000	20,000
SYSCO Corporation	2,500	98,906
Unilever N.V.	4,332	235,823
Wrigley (Wm) Jr. Company	900	74,644

		1,344,354

Forest Products & Paper - 0.64%
Boise Cascade Corporation	400	16,200
Champion International Corporation	700	43,356
Fort James Corporation	1,600	43,800
Georgia-Pacific Group	1,300	65,975
International Paper Company	3,145	177,496
Louisiana-Pacific Corporation	800	11,400
Mead Corporation	800	34,750
Pactiv Corporation*	1,300	13,812
Potlatch Corporation	200	8,925
Westvaco Corporation	800	26,100
Weyerhaeuser Company	1,800	129,263
Willamette Industries, Inc.	800	37,150

		608,227

	Number of Shares	Market Value (Note 2)

Healthcare - 2.97%
Becton, Dickinson & Company	1,900	$ 50,825
Bristol-Myers Squibb Company	14,900	956,394
Columbia/HCA Healthcare Corporation	4,200	123,113
HEALTHSOUTH Corporation*	3,000	16,125
Johnson & Johnson	10,400	968,500
Manor Care, Inc.*	800	12,800
Pharmacia & Upjohn, Inc.	3,900	175,500
Schering-Plough Corporation	11,000	464,063
Tenet Healthcare Corporation*	2,300	54,050

		2,821,370

Home Construction, Furnishings & Appliances - 0.15%
Johnson Controls, Inc.	600	34,125
Leggett & Platt, Inc.	1,500	32,156
Maytag Corporation	600	28,800
Pulte Corporation	300	6,750
Whirlpool Corporation	600	39,037

		140,868

Household Products - 0.42%
Corning, Inc.	1,800	232,087
Illinois Tool Works, Inc.	2,300	155,394
Snap-on, Inc.	500	13,281

		400,762

Industrial-Diversified - 0.54%
Armstrong World Industries, Inc.	300	10,012
Jostens, Inc.	300	7,294
NACCO Industries, Inc., Class A	100	5,556
Tyco International Ltd.	12,668	492,469

		515,331

Industrial Distribution - 0.03%
Grainger (W.W.), Inc.	700	33,469

(Continued)
The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund

SCHEDULE OF INVESTMENTS (Continued)
December 31, 1999

	Number of Shares	Market Value (Note 2)

Industrial Transportation - 0.15%
Burlington Northern Santa Fe Corporation	3,400	$ 82,450
Norfolk Southern Corporation	2,900	59,450

		141,900

Information Retrieval Services - 2.24%
America Online, Inc.*	16,700	1,259,806
Yahoo!, Inc.*	2,000	865,375

		2,125,181

Insurance - 2.88%
Aetna, Inc.	1,100	61,394
AFLAC, Inc.	2,000	94,375
Allstate Corporation	6,000	144,000
American International Group, Inc.	11,573	1,251,331
Aon Corporation	1,950	78,000
Chubb Corporation	1,300	73,206
CIGNA Corporation	1,400	112,787
Cincinnati Financial Corporation	1,200	37,425
Conseco, Inc.	2,458	43,937
Hartford Financial Services Group, Inc.	1,700	80,538
Humana, Inc.*	1,300	10,644
Jefferson-Pilot Corporation	800	54,600
Lincoln National Corporation	1,500	60,000
Loews Corporation	800	48,550
Marsh & McLennan Companies, Inc.	2,000	191,375
MBIA, Inc.	700	36,969
MGIC Investment Corporation	800	48,150
Progressive Corporation	500	36,562
SAFECO Corporation	1,000	24,875
St. Paul Companies, Inc.	1,724	58,077
Torchmark Corporation	1,000	29,063
United HealthCare Corporation	1,300	69,063
UnumProvident Corporation*	1,838	58,931
Wellpoint Health Networks, Inc.*	500	32,969

		2,736,821

	Number of Shares	Market Value (Note 2)

Lodging - 0.11%
Hilton Hotels Corporation	2,800	$ 26,950
Marriott International, Inc., Class A	1,900	59,969
Mirage Resorts, Inc.*	1,400	21,437

		108,356

Machinery & Components - 1.20%
Applied Materials, Inc.*	2,800	354,725
Baker Hughes, Inc.	2,440	51,392
Black & Decker Corporation	700	36,575
Briggs & Stratton Corporation	200	10,725
Caterpillar, Inc.	2,700	127,069
Cummins Engine Company, Inc.	300	14,494
Deere & Company	1,800	78,075
Dover Corporation	1,500	68,062
Ingersoll-Rand Company	1,200	66,075
Milacron, Inc.	300	4,612
Pall Corporation	900	19,406
Parker-Hannifin Corporation	800	41,050
Stanley Works	700	21,088
Timken Company	500	10,219
United Technologies Corporation	3,600	234,000

		1,137,567

Medical Supplies - 1.27%
Allergan, Inc.	1,000	49,750
Bard (C.R.), Inc.	400	21,200
Bausch & Lomb, Inc.	400	27,375
Baxter International, Inc.	2,200	138,188
Biomet, Inc.	800	32,000
Boston Scientific Corporation*	3,100	67,812
Danaher Corporation	1,100	53,075
Eaton Corporation	600	43,575
Guidant Corporation*	2,300	108,100
KLA-Tencor Corporation*	700	77,963
Mallinckrodt, Inc.	500	15,906
Medtronic, Inc.	9,000	327,937
Millipore Corporation	300	11,588
PE Corp-PE Biosystems Group	800	96,250

	Number of Shares	Market Value (Note 2)

Medical Supplies (Continued)
St. Jude Medical, Inc.*	600	$ 18,412
Tektronix, Inc.	350	13,606
Teradyne, Inc.*	1,300	85,800
Thermo Electron Corporation*	1,200	18,000

		1,206,537

Metals & Mining - 0.87%
Alcan Aluminum Ltd.	1,600	65,900
Alcoa, Inc.	2,700	224,100
Allegheny Technologies, Inc.	700	15,706
Barrick Gold Corporation	3,000	53,063
Bethlehem Steel Corporation*	900	7,537
Cooper Industries, Inc.	700	28,306
Crane Company	500	9,937
Freeport-McMoRan Copper & Gold, Inc., Class B*	1,200	25,350
Homestake Mining Company	1,900	14,844
Inco Ltd.	1,400	32,900
Lockheed Martin Corporation	3,000	65,625
Masco Corporation	3,300	83,737
Newmont Mining Corporation	1,272	31,164
Nucor Corporation	700	38,369
Phelps Dodge Corporation	500	33,563
Placer Dome, Inc.	2,300	24,725
Reynolds Metals Company	500	38,312
USX-U.S. Steel Group	700	23,100
Worthington Industries, Inc.	700	11,594

		827,832

Miscellaneous - 0.37%
Avery Dennison Corporation	800	58,300
Minnesota Mining & Manufacturing Company	3,000	293,625

		351,925

Pharmaceuticals - 4.92%
Abbott Laboratories	11,500	417,594
ALZA Corporation*	800	27,700
American Home Products Corporation	9,800	386,487
Amgen, Inc.*	7,700	462,481
Cardinal Health, Inc.	2,050	98,144

(Continued)
The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund

SCHEDULE OF INVESTMENTS (Continued)
December 31, 1999

	Number of Shares	Market Value (Note 2)

Pharmaceuticals (Continued)
Lilly (Eli) & Company	8,200	$ 545,300
McKesson HBOC, Inc.	2,092	47,201
Merck & Company, Inc.	17,500	1,173,594
Pfizer, Inc.	29,000	940,687
Sigma-Aldrich Corporation	800	24,050
Warner-Lambert Company	6,400	524,400
Watson Pharmaceuticals, Inc.*	700	25,069

		4,672,707

Prepackaged Software - 6.87%
Adobe Systems, Inc.	900	60,525
BMC Software, Inc.*	1,800	143,887
Citrix Systems, Inc.*	700	86,100
Computer Associates International, Inc.	4,050	283,247
Compuware Corporation*	2,700	100,575
Microsoft Corporation*	38,700	4,518,225
Novell, Inc.*	2,500	99,844
Oracle Corporation*	10,650	1,193,466
PeopleSoft, Inc.*	2,000	42,625

		6,528,494

Publishing & Printing - 0.12%
Donnelley (R.R.) & Sons Company	900	22,331
McGraw-Hill Companies, Inc.	1,500	92,437

		114,768

Restaurants - 0.51%
Darden Restaurants, Inc.	1,000	18,125
McDonald’s Corporation	10,100	407,156
Tricon Global Restaurants, Inc.*	1,190	45,964
Wendy’s International, Inc.	900	18,562

		489,807

Retail - 4.42%
AutoZone, Inc.*	1,100	35,544
Bed Bath & Beyond, Inc.*	1,000	34,750
Best Buy Company, Inc.*	1,500	75,281
Circuit City Stores - Circuit City Group	1,500	67,594

	Number of Shares	Market Value (Note 2)

Retail (Continued)
Consolidated Stores Corporation*	800	$ 13,000
Costco Wholesale Corporation*	1,700	155,125
CVS Corporation	2,900	115,819
Dayton Hudson Corporation	3,300	242,344
Dillard’s, Inc., Class A	800	16,150
Dollar General Corporation	2,037	46,342
Federated Department Stores, Inc.*	1,600	80,900
Harcourt General, Inc.	500	20,125
Kmart Corporation*	3,700	37,231
Longs Drug Stores Corporation	300	7,744
Lowe’s Companies, Inc.	2,900	173,275
May Department Stores Company	2,550	82,237
Newell Rubbermaid, Inc.	2,072	60,088
Office Depot, Inc.*	2,700	29,531
Penney (J.C.) Company, Inc.	1,900	37,881
Rite Aid Corporation	1,900	21,256
Sears, Roebuck & Company	2,800	85,225
Sherwin-Williams Company	1,200	25,200
Staples, Inc.*	3,450	71,587
Tandy Corporation	1,400	68,862
TJX Companies, Inc.	2,300	47,006
Toys “R” Us, Inc.*	1,800	25,762
Walgreen Company	7,500	219,375
Wal-Mart Stores, Inc.	33,300	2,301,863

		4,197,097

Retail-Grocery - 0.27%
Albertson’s, Inc.	3,193	102,974
Great Atlantic & Pacific Tea Company, Inc.	300	8,362
Kroger Company*	6,200	117,025
Winn-Dixie Stores, Inc.	1,100	26,331

		254,692

Tobacco - 0.51%
Fortune Brands, Inc.	1,200	39,675
Philip Morris Companies, Inc.	17,700	410,419
UST, Inc.	1,300	32,744

		482,838

	Number of Shares	Market Value (Note 2)

Transportation - 0.76%
AMR Corporation*	1,100	$ 73,700
Brunswick Corporation	700	15,575
Carnival Corporation	4,600	219,937
CSX Corporation	1,600	50,200
Delta Air Lines, Inc.	1,000	49,812
FDX Corporation*	2,220	90,881
Fleetwood Enterprises, Inc.	200	4,125
Kansas City Southern Industries, Inc.	800	59,700
Southwest Airlines Company	3,737	60,493
Union Pacific Corporation	1,900	82,887
US Airways Group, Inc.*	500	16,031

		723,341

TOTAL EQUITIES
(Cost $70,557,118)		92,246,105

	Principal Amount
SHORT-TERM INVESTMENTS - 4.18%
Dreyfus Cash Management Fund, Class A	$3,733,851	3,733,851
U.S. Treasury Bills, 4.257% to 5.026%(a) Due 3/23/2000	240,000	237,296

TOTAL SHORT-TERM INVESTMENTS
(Cost $3,971,067)		3,971,147

TOTAL INVESTMENTS - 101.23% (Cost $74,528,185)***		96,217,252
Other Assets/(Liabilities) - (1.23%)		(1,167,991)

NET ASSETS - 100%		$ 95,049,261

FUTURES CONTRACTS: LONG POSITION

	Number of Contracts	Unrealized Appreciation (Note 2)
S&P 500® Index, March 2000 (Total Value $4,081,550)	11	67,960

Notes to Schedule of Investments

* Non-income producing security.

*** Aggregate cost for Federal tax purposes (Note 7)

(a) Annualized yield at time of purchase.
(b) Amount represents less than [1] /2 a share.
The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	The Fund

MML Equity Index Fund (the “Fund”) is a non-diversified series of the MML Series Investment fund (“MML Trust”). The MML Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a no-load, registered open-end, management investment company. The MML Trust, which has eight separate series of shares, is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended. On May 1, 1997, the Fund commenced operations.

The MML Trust was established by Massachusetts Mutual Life Insurance Company ( “MassMutual”) for the purpose of providing vehicles for the investment assets of various separate investment accounts established by MassMutual and by life insurance companies who are subsidiaries of MassMutual. Shares of the MML Trust are not offered to the general public.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by the Fund in the preparation of the financial statement in conformity with generally accepted accounting principles. The preparation of the financial statement in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment
Valuation

Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees (“Trustees”), which provides the last reported sale price for securities listed on a national securities exchange or on the NASDAQ National Market System, or in the case of over-the-counter securities not so listed, the last reported bid price. Short-term securities with more than sixty days to maturity from the date of purchase are valued at market, and short-term securities having a maturity from the date of purchase of sixty days or less are valued at amortized cost. Future contracts are valued based on market prices unless such prices do not reflect fair value of the contract, in which case they will be valued by or under the direction of the Board.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Securities Lending

The Fund may lend its securities to qualified brokers. The Fund’s loans of portfolio securities can not exceed 33% of its total assets taken at current value. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities. At December 31, 1999, the Fund did not have any loaned securities.

Accounting for Investments

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed on the specific identification cost method. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

Federal Income Tax

It is the Fund ’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Fund will not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, no Federal income tax provision is required.

Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of any net realized capital gains of the Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to investments in forward contracts, passive foreign investment companies and the deferral of wash sale losses. As a result, net investment income and net realized gains on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund. Current year’s reclassifications were $1,333.

Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. The market values of foreign currencies, foreign securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollars last quoted by any major bank at the end of each business day. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Trustees. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market price of securities.

Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of dividend recorded on the books of the Fund and the amount actually received.

Forward Commitments

The Fund may purchase or sell securities on a “when issued” or delayed delivery or on a forward commitment basis. The Fund uses forward commitments to manage interest rate exposure or as a temporary substitute for purchasing or selling particular debt securities. Delivery and payment for securities purchased on a forward commitment basis can take place a month or more after the date of the transaction. The Fund instructs the custodian to segregate assets in a separate account with a current market value at least equal to the amount of its forward purchase commitments. The price of the underlying security and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the forward commitment is determined by management using a commonly accepted pricing model and fluctuates based upon changes in the value of the underlying security and market repurchase rates. Such rates equate the counterparty ’s cost to purchase and finance the underlying security to the earnings received on the security and forward delivery proceeds. The Fund records on a daily basis the unrealized appreciation/depreciation based upon changes in the value of the forward commitment. When a forward commitment contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. The Fund could also be exposed to loss if they cannot close out its forward commitments because of an illiquid secondary market, or the inability of counterparties to perform. The Fund monitors exposure to ensure counterparties are creditworthy and concentration of exposure is minimized. At December 31, 1999, the Fund had no open forward commitments.

Financial Futures Contracts

The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Notes to Financial Statements (Continued)

3.	Management Fees and Other Transactions with Affiliates

Investment Management Fee

MassMutual serves as investment adviser to the Fund and provides administrative services needed by the Fund. For acting as such, MassMutual receives a quarterly fee from the Fund at the annual rate of 0.40% of the first $100,000,000, 0.38% of the next $150,000,000, and 0.36% of any excess over $250,000,000 of the average daily net asset value of the Fund. MassMutual also provides administrative services to the Fund pursuant to the investment management agreement.

MassMutual has entered into an investment sub-advisory agreement with Mellon Equity Associates (“Mellon Equity”), pursuant to which Mellon Equity serves as the Fund’s sub-adviser. The agreement provides that Mellon Equity provide investment sub-advisory services with respect to the assets of the Fund. MassMutual pays Mellon Equity a monthly fee equal to an annual rate of 0.09% of the first $100,000,000, 0.07% of the next $150,000,000, and 0.05% of any net assets over $250,000,000 of the average daily net asset value of the Fund.

Other
Certain officers and trustees of the Trust are also officers of MassMutual. The compensation of unaffiliated directors of the Trust is borne by the Fund.

4.	Purchases and Sales of Investments
Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 1999, were as follows:

		Other Long-Term Securities
Purchases
	Equities	$47,095,642

Sales
	Equities	$ 1,408,129

5.	Capital Share Transactions
The Fund is authorized to issue an unlimited number of shares, with no par value. The change in shares outstanding for the Fund is as follows:

		For the year ended December 31, 1999
Shares
	Sales of shares	3,612,656
	Reinvestment of shares	2,846
	Redemptions of shares	(736,879)

	Net Increase	2,878,623

Amount
	Sales of shares	$60,273,099
	Reinvestment of shares	47,708
	Redemptions of shares	(11,987,126)

	Net Increase	$48,333,681

Notes to Financial Statements (Continued)

For the year ended December 31, 1998
Shares
Sales of shares	333,870
Reinvestment of shares	35,188
Redemptions of shares	(7,976)

Net Increase	361,082

Amount
Sales of shares	$4,596,400
Reinvestment of shares	535,882
Redemptions of shares	(113,592)

Net Increase	$5,018,690

6.	Foreign Securities

The Fund may also invest in foreign securities, subject to certain percentage restrictions. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities issued by U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities issued by comparable U.S. companies and the U.S. Government.

7.	Federal Income Tax Information
At December 31, 1999, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Fund, as computed on a Federal income tax basis, is as follows:

Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized Depreciation	Net Unrealized Appreciation
$74,542,285	$24,400,024	$(2,725,057)	$21,674,967

8.	Change in Independent Accountants

The MML Trust’s Board of Trustees dismissed PricewaterhouseCoopers LLP (“PwC”) as its principal accountant, effective July 22, 1999. The Trust’s Audit Committee had earlier recommended engaging Deloitte & Touche LLP as the principal accountant to audit the Fund’s financial statements for fiscal year 1999. The Board of Trustees had earlier approved the appointment of Deloitte & Touche LLP at a special meeting held on March 26, 1999.

For fiscal years 1997 and 1998, and during the period prior to PwC ’s resignation, the Trust and PwC did not have any disagreements on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, that either (1) have not been resolved to PwC’s satisfaction and or (2) if not resolved to PwC’s satisfaction, would have caused it to make a reference to the subject matter of the disagreement in connection with its report. Moreover, PwC’s report on the Fund’s financial statements for the fiscal years 1997 and 1998 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

9.	Investment Risk and Consideration

Since the Fund is non-diversified and a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of issuers, some of which may be in the same economic sector, the Fund’s portfolio may be more sensitive to changes in market value of a single issuer or industry.

Independent Auditors’ Report

The Board of Trustees and Shareholders of MML Series Investment Fund

We have audited the accompanying Statement of Assets and Liabilities, including the Schedule of Investments, of the MML Equity Index Fund (the “Fund”) which is a component of the MML Series Investment Fund (“MML Trust”), as of December 31, 1999, and the related Statements of Operations, of Changes in Net Assets and Financial Highlights for the year then ended. These financial statements and financial highlights are the responsibility of the MML Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Financial Statements of the Fund for the year ended December 31, 1998 and the Financial Highlights for the year then ended and for the period from May 1, 1997 (Commencement of Operations) through December 31, 1997, were audited by other auditors, whose report, dated February 25, 1999, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian, brokers and other procedure. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund at December 31, 1999, and the results of its operations, its changes in net assets and its financial highlights for the year then ended in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
New York, New York
February 8, 2000